VENERABLE VARIABLE INSURANCE TRUST

Venerable Bond Index Fund

SUPPLEMENT DATED OCTOBER 23, 2025, TO THE SUMMARY PROSPECTUS DATED APRIL 29, 2025

This Supplement updates certain information contained in the Summary Prospectus dated April 29, 2025, of the Venerable Bond Index Fund (the “Fund”), a series of Venerable Variable Insurance Trust (the “Trust”). You should read this Supplement in conjunction with the Fund’s Summary Prospectus and retain it for future reference. You may obtain these documents, free of charge, by writing to the Trust at 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380, or you can view, download, and print the documents at the Trust’s website at https://docs.venerable.com/#/venerable-variable-insurance-trust.

The following changes are being made to the Fund’s Summary Prospectus, effective immediately:

I.	The section titled “Annual Fund Operating Expenses” is deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class V	Class I
Management Fees	0.23%	0.23%
Distribution and/or Service Fees (12b-1 Fees)	0.30%	0.00%
Other Expenses[1]	0.13%	0.13%
Total Annual Operating Expenses	0.66%	0.36%
Less Waivers and Reimbursements[2]	(0.05%)	(0.00%)
Total Annual Operating Expenses Less Waivers and Reimbursements	0.61%	0.36%

1 Based on estimated amounts for the current fiscal year.

2 Until September 12, 2027, Venerable Investment Advisers, LLC (the "Adviser"), the distributor, and certain financial intermediaries have contractually agreed to waive all or a portion of fees (including management fee, administrative services fee, and/or distribution and/or service fee (12b-1 Fee), as applicable) and/or reimburse other operating expenses to the extent necessary to limit total annual operating expenses (excluding interest expenses, short sale expenses, taxes, brokerage commissions, and extraordinary expenses such as litigation expenses) to 0.61% for Class V shares and 0.36% for Class I shares. Termination or modification of these obligations prior to September 12, 2027, requires approval by the Fund's Board of Trustees (the "Board"). To the extent these obligations terminate or are modified, the Fund's total annual operating expenses may increase.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE